PROSPECTUS

[ABACUS GRAPHIC]
April 30, 2004

                                                 ING VP EMERGING
                                                 MARKETS FUND

       This Prospectus contains
       important information about
       investing in the ING VP
       Emerging Markets Fund, Inc.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, it is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Fund will
       achieve its objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[TELEPHONE GRAPHIC]
--------------------------------------------------------------------------------

This Prospectus describes the Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. Information about the Fund's management fees and expenses the Fund pays. You'll find further details about the fees associated with your annuity contract or life insurance policy in the accompanying product Prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

    FUND AT A GLANCE                                   2
    ING VP EMERGING MARKETS FUND                       4
    WHAT YOU PAY TO INVEST                             6
    INFORMATION FOR INVESTORS                          7
    MANAGEMENT OF THE FUND                             9
    DIVIDENDS, DISTRIBUTIONS AND TAXES                10
    MORE INFORMATION ABOUT RISKS                      11
    FINANCIAL HIGHLIGHTS                              14
    WHERE TO GO FOR MORE INFORMATION          Back Cover

  If you have any questions about the ING VP Emerging Markets Fund, please call your financial consultant or us at 1-800-992-0180.


Risk is the potential that your investment will lose money or not earn as much as you hope. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the ING VP Emerging Markets Fund. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (Participating Insurance Companies).

Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy holders. SHARES OF THE FUND ARE NOT OFFERED DIRECTLY TO THE GENERAL PUBLIC.

FUND AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and risks of the ING VP Emerging Markets Fund. It is designed to help you understand the main risks associated with the Fund, and how risk and investment objective relate. This table is only a summary. You should read the complete description of the Fund's investment objective, strategies and risks on page 4.

                  FUND                                 INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------
                  ING VP Emerging Markets Fund         Long-term growth of capital
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment
                  Management Advisors B.V.

 2      Fund at a Glance

                                                                FUND AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
----------------------------------------------------------------------------------------------------------------------
Equity securities and equity equivalents of issuers       Price volatility, liquidity and other risks that accompany
believed to have growth potential located in              an investment in equities of emerging countries. May be
countries with emerging securities markets.               sensitive to currency exchange rates, international
                                                          political and economic conditions and other risks that also affect foreign securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                        Fund at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                              ING Investment Management Advisors
ING VP EMERGING MARKETS FUND                                                B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies. The investment objective may not be changed without shareholder approval.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging securities markets are those countries which generally are considered to be emerging market countries by the international financial community.

The Fund may invest up to 20% of its assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers. Under normal conditions, the Fund invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in small- and mid-sized companies.

In selecting securities located in emerging market countries, the Sub-Adviser uses a bottom-up fundamental analysis to identify companies which it believes have good earnings growth prospects and that can be bought at a price which seems reasonable. To help in this process, the Sub-Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Sub-Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

In selecting stocks in developed markets, the Sub-Adviser seeks the most attractive opportunities in such markets. For such securities, the Sub-Adviser uses a bottom-up analysis to choose companies which offer good value relative to their peers in the same industry, sector or region. The Sub-Adviser also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various matters, including valuation of the companies, potential catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the Sub-Adviser believes have the potential for rapid growth which may give the Fund a higher risk of price volatility than a fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small- and mid-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of companies located in emerging markets trade in lower volume and may be less liquid than securities of companies located in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 4      ING VP Emerging Markets Fund

                                                    ING VP EMERGING MARKETS FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          -3.93    7.46    -11.81   -27.95   127.14   -40.44   -10.42    -9.33    47.20

(1) These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy, and would be lower if they did.
(2) Prior to November 15, 2000, the Fund operated under a different investment strategy. ING Investments, LLC has been the Fund's investment adviser since July 26, 2000. The Fund's former adviser engaged a sub-adviser to manage the Fund until June 7, 2000. The Fund did not have a sub-adviser from June 7, 2000 to December 4, 2002. Effective December 5, 2002, ING Investments Management Advisors B.V. became the Sub-Adviser to the Fund.

            Best and worst quarterly performance during this period:
                           4th quarter 1999 :  81.19%
                           3rd quarter 1998 : -27.08%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of two broad measures of market performance -- the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) and the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index).

                                                                                            10 YEARS
                                                                   1 YEAR   5 YEARS   (OR LIFE OF CLASS)(1)
VP Emerging Markets Fund                                        %  47.20     10.17            0.72
MSCI EMF Index (reflects no deduction for fees or
  expenses)(2)                                                  %  56.28     10.61            1.17(3)
MSCI EAFE Index (reflects no deduction for fees or
  expenses)(4)                                                  %  39.17      0.26            4.53(3)

(1) Fund commenced operations on March 30, 1994.

(2) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(3) The Index return is for the period beginning April 1, 1994.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING VP Emerging Markets Fund       5

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       The table that follows shows the estimated operating expenses paid each year by the Fund. These estimated expenses are based on the expenses paid by the Fund in the year 2003. Actual expenses paid by the Fund may vary from year to year.

       Your variable annuity contract or variable life insurance policy is a contract between you and the issuing life insurance company. The Fund is not a party to that variable contract, the Fund is merely an investment option made available to you by your insurance company under your variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. The table does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or life insurance policy. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement.

       SHAREHOLDER TRANSACTION EXPENSES (FEES YOU PAY DIRECTLY FROM YOUR INVESTMENT). Not applicable.

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

                                                                DISTRIBUTION                       TOTAL            WAIVERS,
                                                 MANAGEMENT     AND SERVICE         OTHER        OPERATING       REIMBURSEMENTS
FUND                                                FEE         (12B-1) FEES     EXPENSES(2)     EXPENSES      AND RECOUPMENTS(3)
---------------------------------------------------------------------------------------------------------------------------------
 ING VP Emerging Markets Fund              %        0.85            N/A             1.73           2.58              -0.08

                                          TOTAL NET
                                            FUND
FUND                                      EXPENSES
---------------------------------------  -----------
 ING VP Emerging Markets Fund               2.50

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for shares of the Fund as a ratio of expenses to average daily net assets. These estimates are based on the Fund's actual operating expenses for its most recently completed fiscal year and a fee waiver to which ING Investments, LLC, as adjusted for contractual charges, if any, has agreed for the Fund.

(2) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(3) ING Investments, LLC has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupments." The expense limit is shown as "Total Net Fund Expenses." The expense limit will continue through at least December 5, 2004. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 30 days of the end of the then-current term. In addition, the expense limitation agreement may be terminated by the Fund upon at least 90 days' prior written notice to ING Investments, LLC, or upon termination of the investment management agreement.

EXAMPLE(1)

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other variable funds. The example does not reflect expenses and charges which are, or may be, imposed under your annuity contract or life insurance policy. The example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

FUND                                                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------
 ING VP Emerging Markets Fund                                       $253        795        1,363       2,909
--------------------------------------------------------------------------------------------------------------

(1) The example reflects the contractual expense limit for the one-year period and the first year of the three-, five-, and ten-year periods.

 6      What You Pay to Invest

                                                       INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGREEMENTS

The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions (Shareholder Services Representatives) that provide administrative services for the Fund or administrative services, or other, related services to contract holders and policy holders. These services may include: sub-accounting services, answering inquiries of contract holders and policy holders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contract holders and policy holders regarding the Fund, and such other related services as the Fund or a contract holder or policy holder may request. The fees paid by the Fund for these services to use Shareholder Services Representatives will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. ING Investments, LLC, at no additional cost to the Fund, may pay to Shareholder Services Representatives additional amounts from its past profits. A Shareholder Services Representative may, from time to time, choose not to receive all of the fees payable to it.

ABOUT YOUR INVESTMENT

With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available only to serve as an investment option under variable annuity contracts (Contracts) or variable life insurance policies (Policies) issued by insurance companies.

ING Funds Distributor, LLC, the Distributor for the Fund, also offers directly to the public other ING Funds that have similar names, investment objectives and strategies as those of the Fund offered by this Prospectus. You should be aware that the Fund is likely to differ from these other ING Funds in size and cash flow pattern. Accordingly, the performance of this Fund can be expected to vary from those of the other funds.

You do not buy, sell or exchange shares of the Fund. You choose investment options through your annuity contract or life insurance policy.

The insurance company that issued your variable annuity contract or life insurance policy is responsible for investing in the Fund according to the investment options you've chosen. You should consult the accompanying variable contract prospectus for additional information about how this works. The Fund assumes no responsibility for such prospectus.

The Fund currently does not foresee any disadvantages to investors if the Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is possible that the interests of owners of variable annuity contracts and variable life insurance policies for which the Fund serves as an investment medium might at some time be in conflict because of differences in tax treatment or other considerations. The Board of Directors intends to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

FREQUENT TRADING -- MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Fund. Shares of the Fund are primarily sold through omnibus account arrangements with financial intermediaries, such as insurance companies, retirement plans, record-keepers, and trusts. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including orders that have been accepted by a financial intermediary, that the Fund determines not to be in the best interest of the Fund.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent, short-term trading within the Fund by the financial intermediary's customers. You should review the materials provided to you by your financial intermediary for their policies regarding frequent, short-term trading. The Fund seeks assurances from the financial intermediary that it has procedures adequate to monitor and address frequent short term trading. There is, however, no guarantee that the Fund will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity.

The Fund believes that market timing or frequent, short-term trading in any account, including an variable insurance or retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Fund's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance.

Although the policies described above that are followed by omnibus account arrangements and the Fund are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Information for Investors       7

INFORMATION FOR INVESTORS
--------------------------------------------------------------------------------

possibility that frequent, short-term trading activity in the Fund will occur. Moreover, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

NET ASSET VALUE

The net asset value (NAV) per share for the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of the Fund is calculated by taking the value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Fund's Board of Directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the daily fluctuation in the Standard & Poor's 500 Composite Stock Price Index exceeds certain thresholds, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed income securities that have gone into default and for which there is not current market value quotation;

The Fund or Adviser may use a fair value pricing service approved by the Board of Directors in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board of Directors. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

When a Participating Insurance Company is buying shares, it will pay the NAV that is next calculated after its order is received in proper form. When a Participating Insurance Company is selling shares, it will normally receive the NAV that is next calculated after its order is received in proper form.

 8      Information for Investors

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ADVISER

ING INVESTMENTS, LLC (ING Investments or Adviser), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2003, ING Investments managed over $36.6 billion in assets.

ING Investments' principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of the Fund. The aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets was 0.85%.

SUB-ADVISER

ING Investments has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long term investment approach over a period of several market cycles.

ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Directors. In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING INVESTMENT MANAGEMENT ADVISORS B.V.

ING Investment Management Advisors B.V. (IIMA) serves as Sub-Adviser to the Fund. IIMA is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board of Directors.

IIMA is a Netherlands corporation organized in 1896 (became an investment advisory company in 1991). It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, the Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Groep N.V. IIMA is an indirect, wholly-owned subsidiary of ING Groep N.V. and is under common control with ING Investments. IIMA operates under the collective management of ING Investment Management (IIM) which had assets under management of over $767 million as of December 31, 2003.

The following individuals share responsibility for the day-to-day management of the Fund:

JAN-WIM DERKS has served as a member of the portfolio management team that manages the Fund since October 2000. Mr. Derks serves as Director of Global Emerging Markets Equities at ING Investment Management -- Europe. Mr. Derks joined ING Investment Management -- Europe in 1997.

ERIC CONRADS has served as a member of the portfolio management team that manages the Fund since May 2003. Mr. Conrads took over the management of the ING Latin America Equity Funds in 2001 and has managed the BBL Latin America Equity Fund since 1997. Mr. Conrads joined ING Bank and Insurance (formerly BBL) in 1996.

BRATIN SANYAL has served as a member of the portfolio management team that manages the Fund since October 2000. Mr. Sanyal serves as the Senior Portfolio Manager -- Global Emerging Markets Equities at ING Investment
Management -- Europe. Mr. Sanyal has held several positions with ING Investment Management -- Europe, most recently as an Asian investment manager. Mr. Sanyal joined ING Investment Management -- Europe in 1993.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  Management of the Fund       9

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

- Distributions are not guaranteed.

- The Board of Directors has discretion in determining the amount and frequency of any distributions.

- All dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' accounts.

TAX MATTERS

If the Fund qualifies as a "regulated investment company" and complies with the appropriate provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will be relieved of federal income tax on the amounts it distributes.

In order for the separate accounts to comply with regulations under Section 817(h) of the Code, the Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the prospectus for the policy.

THE TAX STATUS OF YOUR INVESTMENT IN THE FUND DEPENDS UPON THE FEATURES OF YOUR POLICY OR CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE POLICY OR CONTRACT PROSPECTUS.


 10      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All variable funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser of the Fund can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of the Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The principal risks of investing in the Fund are highlighted below. Please see the SAI for more information.

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.



       [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180

                                           More Information About Risks       11

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. The Fund may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater risk of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

PORTFOLIO TURNOVER. The Fund generally is expected to engage in frequent and active trading of portfolio securities to achieve its objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK. The Fund is subject to management risk because it is actively managed. The Adviser, Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risks particularly those not backed by the full faith and credit of the United States Government. The value of a U.S. Government security may decline due to changing interest rates.

OTHER INVESTMENT COMPANIES. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To



 12      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

the extent that the Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase the Fund's yield; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund, as described in this Prospectus and the SAI.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when the Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.



               [TELEPHONE] If you have any questions, please call 1-800-992-0180

                                           More Information About Risks       13

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions), but does not include charges and expenses attributable to any insurance product, and would be lower if they did. A report of the Fund's independent auditors, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.

 14      Financial Highlights

FINANCIAL HIGHLIGHTS                                ING VP EMERGING MARKETS FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements which have been audited by KPMG LLP, independent auditors.

                                                                                YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------------
                                                                     2003      2002      2001     2000(1)    1999
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year                            $       4.47      4.93      7.63     12.81      5.67
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.01     -0.02      0.02     -0.07     -0.02
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $       2.10     -0.44     -1.15     -5.11      7.20
 Total income (loss) from investment operations                $       2.11     -0.46     -1.13     -5.18      7.18
 Less distributions from:
 Net investment income                                         $         --        --        --        --      0.04
 Net realized gains on investments                             $         --        --      1.57        --        --
 Total distributions                                           $         --        --      1.57        --      0.04
 Net asset value, end of period                                $       6.58      4.47      4.93      7.63     12.81
 TOTAL RETURN(2)                                               %      47.20     -9.33    -10.42    -40.44    127.14
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000s)                                $     21,692    14,860    16,761    21,979    38,803
 Ratio to average net assets:
 Net expenses after expense reimbursement(3)                   %       2.50      2.33      1.85      1.74      1.70
 Gross expenses prior to expense reimbursement                 %       2.58      2.33      1.85      1.74      1.70
 Net investment income (loss) after expense reimbursement(3)   %       0.13     -0.45      0.30     -0.51     -0.25
 Portfolio turnover rate                                       %        123       132       113       255       183

--------------------------------------------------------------------------------

(1) Effective July 26, 2000, ING Investments became the investment adviser of the Fund.

(2) Total return is calculated assuming reinvestment of all dividend and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(3) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING VP Emerging Markets Fund       15

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THIS ING FUND IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make investment related inquiries:

ING VP EMERGING MARKETS FUND
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING VP Emerging Markets Fund, Inc.     811-8250

  [ING FUNDS LOGO]                       EMMKTSPROS0404-043004

                       STATEMENT OF ADDITIONAL INFORMATION

                       ING VP EMERGING MARKETS FUND, INC.

                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 (800) 992-0180

                                 APRIL 30, 2004

         Shares of the ING VP Emerging Markets Fund (the "Fund") are sold to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies ("Variable Contracts"). The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and any investment adviser to the Fund as well as to the general accounts of any insurance company whose separate account holds shares of the Fund. Shares of the Fund are currently offered to separate accounts ("Variable Accounts") of insurance companies. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

         This Statement of Additional Information ("SAI") is not a prospectus. The SAI should be read in conjunction with the current Prospectus of the Fund, dated April 30, 2004, which has been filed with the U.S. Securities and Exchange Commission (the "SEC"). The SAI is incorporated into the Prospectus by reference. In addition, the financial statements from the Fund's Annual Report dated December 31, 2003, are incorporated herein by reference. Terms used in this SAI have the same meaning as in the Prospectus, and some additional terms are defined particularly for this SAI. To obtain a copy of the Fund's Prospectus at no charge, please write to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 or call the following number: 1-800-992-0180. In addition, the financial statements from the Fund's Annual Report dated December 31, 2003 may also be obtained without charge by contacting the Fund at the address and phone number written above.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
HISTORY OF THE FUND................................................     1

CERTAIN INVESTMENT METHODS.........................................     1

RISK CONSIDERATIONS................................................     3

INVESTMENT RESTRICTIONS............................................     6

MANAGEMENT OF THE FUND.............................................     8

DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES......................    12

PROXY VOTING PROCEDURES............................................    13

PARTICIPATION ARRANGEMENTS.........................................    13

DIRECTORS AND OFFICERS OF THE FUND.................................    15

COMPENSATION TABLE.................................................    27

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...................    28

CAPITAL STOCK STRUCTURE............................................    30

NET ASSET VALUE....................................................    31

TAX MATTERS........................................................    33

PERFORMANCE CALCULATION............................................    36

OTHER INFORMATION..................................................    37

CODE OF ETHICS.....................................................    38

TRANSFER AGENT.....................................................    38

CUSTODIAN..........................................................    38

COUNSEL AND INDEPENDENT AUDITORS...................................    38

REPORTS TO SHAREHOLDERS............................................    38

REGISTRATION STATEMENT.............................................    38

FINANCIAL STATEMENTS...............................................    39

APPENDIX A.........................................................    40

                               HISTORY OF THE FUND

The Fund is a diversified, open-end management investment company organized on December 27, 1993, as a corporation under the laws of the State of Maryland. The Fund was formerly called "Lexington Emerging Markets Fund, Inc". On April 30, 2001, the name of the Fund was changed to "Pilgrim Emerging Markets Fund, Inc." On May 1, 2002, the name of the Fund was changed from "Pilgrim Emerging Markets Fund, Inc." to "ING VP Emerging Markets Fund, Inc."

                        INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.

                           CERTAIN INVESTMENT METHODS

SETTLEMENT TRANSACTIONS

         When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to lock in the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as transaction hedging.

         To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the transaction hedging described above, the Fund may purchase or sell foreign currencies on a spot (i.e., cash) basis or on a forward basis. In these transactions, the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date, which may be any fixed number of days in the future.

         Spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of those securities decline.

PORTFOLIO HEDGING

         Some or the Fund's entire portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between the foreign currencies and the United States dollar. When, in the opinion of ING Investments, LLC, ("ING Investments" or the "Investment Adviser"), formerly ING Pilgrim Investments, LLC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability.

         This technique is known as portfolio hedging and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's Investment Adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

FORWARD COMMITMENTS

         The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (forward commitments) because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the Investment Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment in a separate account.

COVERED CALL OPTIONS

         Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only call options on securities it owns or has the right to acquire. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the Investment Adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options.

                               RISK CONSIDERATIONS

         Investors should recognize that investing in securities of companies in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

FOREIGN CURRENCY CONSIDERATIONS

         The Fund's assets will be invested in securities of companies in emerging markets and emerging countries and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

         The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

INVESTMENT AND REPATRIATION RESTRICTIONS

         Some emerging countries have laws and regulations, which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds, which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Adviser), but also will bear indirectly similar expenses of the underlying investment funds.

         In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, while the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

         Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

EMERGING COUNTRY AND EMERGING MARKET SECURITIES MARKETS

         Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange (NYSE). Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the U.S. The customary settlement time for foreign securities may be longer than the five-day customary settlement time for U.S. securities.

         Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKET DEBT SECURITIES

         Emerging market debt securities or other debt securities in which the Fund may invest may consist of debt obligations rated below investment grade or non-rated securities comparable to below investment grade securities. Such lower-rated debt securities are considered highly speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities. The investment in emerging market debt securities is not a principal investment strategy for the Fund.

ECONOMIC AND POLITICAL RISKS

         The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

         With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgment in a court outside of the U.S.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities deemed to be creditworthy by the Investment Adviser. No lending may be made with any companies affiliated with the Investment Adviser. Loans of portfolio securities earn income for the Fund and are collateralized by cash or U.S. government securities. The Fund might experience a loss if the financial institution defaults on the loan.

         The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Fund must terminate the loan and vote the securities. Alternatively, the Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities. During the time portfolio securities are on loan, the borrower pays the Fund any interest or distributions paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

         Investing in certain short-term, high-quality debt instruments and in U.S. Government securities is done for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) pending the Investment Adviser's or Sub-Adviser's ability to invest cash inflows; (iii) to permit the Fund to meet redemption requests; and (iv) for temporary defensive purposes. The Fund may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

         Although it is expected that the Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Fund may invest include: (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. When investing for the purposes indicated above, the Fund will normally invest in short-term instruments that do not have a maturity of greater than one year. To the extent the Fund is engaged in temporary defensive investments, it will not be pursuing its investment objective.

                             INVESTMENT RESTRICTIONS

         The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

         (1) The Fund will not issue any senior security (as defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

         (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements;

         (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended ("1933 Act");

         (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

         (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

         (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts;

         (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries for the purposes of this restriction. This limitation, however, will not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; and

         (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development (OECD). The member countries of OECD are at present:
Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Germany, Finland, France, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Slovak Republic, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or
(b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors ("Board"), without a vote of the shareholders of the Fund:

         (1) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act; and

         (2) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price.

Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors.

         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in at least three countries with emerging securities markets. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

         The Investment Adviser for the Fund is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Board, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to ING Investment Management Advisors B.V. ("IIMA"). ING Investments and IIMA are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) and are affiliates of each other. ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. ING Groep N.V. seeks to provide a full range of integrated financial services to private, corporate and institutional clients through a variety of distribution channels. The principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

         On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser changed to ING Investments, LLC. As of December 31, 2003, ING Investments had assets under management of over $36.6 billion.

         ING Investments serves as Investment Adviser pursuant to an Investment Management Agreement between ING Investments and the Fund (the "Investment Management Agreement"). Pursuant to the sub-advisory agreement ("Sub-Advisory Agreement") the Investment Adviser has delegated certain management responsibilities to IIMA, the Sub-Adviser. ING Investments, as Investment Adviser, oversees the investment management of the Sub-Adviser for the Fund. The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

         After an initial two year term, the Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares, provided that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty with not less than sixty (60) days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares, or upon not less than sixty (60) days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

         In connection with their deliberations relating to the Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors, considered information that had been provided by ING Investments and the Sub-Adviser to the Fund. In considering the Investment Management Agreement and the Sub-Advisory Agreement, the Board considered a number of factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The factors considered by the Board in reviewing the Investment Management Agreement included, but were not limited to, the following: (1) the performance of the Fund compared to the performance of a peer group of funds;
(2) the nature and quality of the services provided by ING Investments to the Fund; (3) the fairness of the compensation under the Investment Management Agreement in light of the services provided to the Fund; (4) the profitability to ING Investments from the Investment Management Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by the Fund and a comparison of the Fund's fees and expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of the Fund. The Board also considered the total services provided by the Administrator as well as the fees the Administrator receives for such services.

         The factors considered by the Board in reviewing the Sub-Advisory Agreement included, but were not limited to the following: (1) the performance of the Fund; (2) the nature and quality of the services provided by the Sub-Adviser; (3) the fairness of the compensation under the Sub-Advisory Agreement in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of the Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board also considered the advisory fee retained by ING Investments for its services to the sub-advised Fund. In reviewing the terms of the Investment Management Agreement and the Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management and Sub-Advisory Agreements, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management and Sub-Advisory Agreements are in the best interests of the Fund and its shareholders and that the Investment Management and Sub-Advisory fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement and the Sub-Advisory Agreement.

         In considering the Investment Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as all-important or controlling. However, the Independent Directors indicated that, generally, they initially scrutinized the performance of the Fund, including performance in relation to a peer group of funds and in relation to a benchmark index or a combination of indexes, and the fees paid by the Fund.

         The Investment Adviser bears the expense of providing its services. For its services, the Fund pays the Investment Adviser a monthly fee in arrears equal to a percentage of the Fund's average daily net assets during the month. The annual investment management fee for the Fund is 0.85% of the average daily net assets of the Fund.

EXPENSE LIMITATION AGREEMENT

         The Investment Adviser has entered into an expense limitation agreement with the Fund, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser) do not exceed 2.50% of the Fund's average daily net assets.

         The Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed 2.50% of the Fund's average daily net assets. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

         The expense limitation agreement provides that the expense limitation shall continue until December 5, 2004. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the agreement at least thirty (30) days prior to the end of the then-current term. In addition, the agreement shall terminate upon termination of the Investment Management Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Adviser at its principal place of business.

         Advisory Fees paid by the Fund and expense reimbursements paid to the Fund are as follows:

Year ended 12/31     Advisory Fees     Expense Reimbursements
----------------     -------------     ----------------------
     2003              $ 142,585               $12,705
     2002              $ 149,240               $     0
     2001              $ 157,239               $     0

         Subject to the expense reimbursement provisions described above, other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Board who are not employees of the Investment Adviser or the Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

SUB-ADVISORY AGREEMENT

         The Investment Management Agreement for the Fund provides that the Investment Adviser, with the approval of the Fund's Board, may select and employ investment advisers to serve as a Sub-Adviser for the Fund ("Sub-Adviser"), and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Directors and Officers of the Fund who are employees of the Investment Adviser or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the sub-advisory agreement (the Sub-Advisory Agreement).

         Pursuant to a Sub-Advisory Agreement between ING Investments and IIMA effective December 5, 2002, IIMA serves as Sub-Adviser to the Fund. In this capacity, IIMA, subject to the supervision and control of the Investment Adviser and the Directors of the Fund, on behalf of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Located at Prinses Beatrixlaan 15, 2595 AK, The Hague, The Netherlands, IIMA operates under the collective management of ING Investment Management. As of December 31, 2003, IIMA managed over $737 million in assets.

         The Sub-Advisory Agreement may be terminated by: (i) the Investment Adviser upon sixty (60) days' written notice to IIMA and the Fund; (ii) at any time, without payment of a penalty by the Fund, by the Fund's Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Investment Adviser and IIMA; or (iii) by IIMA upon three (3) months' written notice unless the Fund or the Investment Adviser requests additional time to find a replacement for IIMA, in which case, IIMA shall allow additional time, not to exceed three (3) additional months beyond the initial three (3) month period; provided, however, that IIMA can terminate the contract at any time, if IIMA or the Investment Adviser ceases to be registered as an investment adviser or otherwise is legally incapable of providing services under the contract. The Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). As compensation to the Sub-Adviser for its services to the Fund, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to an annual rate of 0.385% of the Fund's average daily net assets managed during the month.

         The Sub-Advisory Agreement provides that IIMA is not subject to liability for any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of reckless disregard of obligations and duties under the Sub-Advisory Agreement.

         During the fiscal year ended December 31, 2003, the Investment Adviser paid IIMA $64,583 in sub-advisory fees. During the period December 5, 2002 through December 31, 2002, the Investment Adviser paid IIMA $4,342 in sub-advisory fees.


                 DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES

      The Fund is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

      Other than in regulatory filings, the Fund may provide its complete portfolio holdings schedule to third parties when the Fund has a legitimate business purpose for doing so. Specifically, the Fund's disclosure of its portfolio holdings may include disclosure: to the Fund's auditors for use in providing audit opinions; to financial printers for the purpose of preparing Fund regulatory filings; for the purpose of due diligence regarding a merger or acquisition; to a new adviser or sub-adviser prior to the commencement of its management of the Fund; to rating agencies for use in developing a rating for the Fund; to consultants for use in providing asset allocation advice in connection with an investment by affiliated funds-of-funds in the Fund; to service providers, such as proxy-voting services providers and portfolio-management database providers, in connection with their providing services benefiting the Fund; and for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

      In addition to the disclosure discussed above, the Fund compiles a Top Ten List composed of its ten largest holdings. This information is produced monthly and provided to third parties, and is made available on ING's website (www.ingfunds.com) on the tenth day of each month. The "Top Ten" holdings information is as of the last day of the previous month. A third party requesting the Fund's Top Ten List must be in possession of the Fund's current prospectus before the list will be provided. The Top Ten List also is provided in quarterly Fund descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.

      If a third party requests specific, current information regarding the Fund's portfolio holdings, the Fund will refer the third party to the latest Top Ten List, the latest regulatory filing or to ING's website.


                            PROXY VOTING PROCEDURES

         The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Investment Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In Addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedure guidelines of the Fund, including procedures of the Investment Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING's website (www.ingfunds.com) or by accessing the SEC's
EDGAR database (www.sec.gov).


                           PARTICIPATION ARRANGEMENTS

      The Investment Adviser or Distributor, out of its own resources, may pay additional compensation to insurance companies that offer variable life and variable annuity contracts ("variable contracts") for which the Fund serves as an underlying investment option, based upon an annual percentage of the average net assets held in the Fund by those companies. The Fund's Investment Adviser and Distributor may pay this compensation for administrative, record keeping or other services that insurance companies provide to the Fund. These payments may also provide incentive, or other payments may be made as an incentive, for insurance companies to make the Fund available through the variable contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Fund. These additional payments are not disclosed in the Fund's Expense Table in the Prospectus. The Investment Adviser and Distributor do not receive any separate fees from the Fund for making these payments.

      More particularly, the Investment Adviser or Distributor may enter into participation or service agreements with insurance companies under which they make payments for administrative and other services provided to contract holders who have selected the Fund as an investment option under their variable contract or for the provision of services to qualified plan participants. The Fund may enter into such participation or service arrangements with non-affiliated insurance companies under which it pays for administrative services, such as providing information about the Fund, responding to contract owner or investor questions, and transmitting updated prospectuses and other communications to shareholders.

      The insurance companies through which investors hold shares of the Funds also may pay fees in connection with distribution of variable contracts and for services provided to contract owners and/or qualified plan participants. Neither the Fund, the Investment Adviser, nor the Distributor is a party to these arrangements. Investors should consult the prospectuses and statement of additional information for their variable contracts for a discussion of these payments.



DISTRIBUTOR

         Shares of the Fund are distributed by ING Funds Distributor, LLC (the "Distributor") pursuant to a Distribution Agreement between the Fund and the Distributor. The address of the

Distributor is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. The Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of each Fund. The Fund and the Distributor have agreed to indemnify each other against certain liabilities. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party and must be approved either by votes of a majority of the Board or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Fund. The Distributor, like the Investment Adviser, is a wholly owned indirect subsidiary of ING Groep N.V.

ADMINISTRATOR

         ING Funds Services, LLC ("ING Funds Services" or "Administrator") serves as Administrator for the Fund, pursuant to an Administration Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to conduct properly the Fund's business, except for those services performed by the Investment Adviser under the Investment Management Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the Custodian for the Fund under the Custodian Agreement, the Transfer Agent for the Fund under the Transfer Agency Agreement, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Investment Adviser. The address of the Administrator is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. For its services under the Administration Agreement, ING Funds Services receives an annual fee equal to 0.10% of the Fund's average daily net assets, computed daily and payable monthly.


         Administration fees paid by the Fund are as follows:

Year ended 12/31   Administration Fees
----------------   -------------------
      2003               $16,775
      2002               $17,558
      2001               $18,499


SHAREHOLDER SERVICING AGREEMENTS

         The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions that provide administrative services for the Fund or administrative services, or other, related services to contract holders and policy holders. The services may include: sub-accounting services, answering inquiries of contract holders and policy holders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contract holders and policy holders regarding the Fund, and such other related services as the Fund or a contract holder or policy holder may request. The fees paid by the Fund for these services will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made.

                       DIRECTORS AND OFFICERS OF THE FUND

BOARD OF DIRECTORS

         The Fund is managed by its Board. The Fund's Directors and executive officers, their ages, their principal occupations and former affiliations are set forth below:

                                                TERM OF OFFICE
                              POSITION(S) HELD   AND LENGTH OF              PRINCIPAL OCCUPATION(S) -
   NAME, ADDRESS AND AGE          WITH FUND     TIME SERVED(1)              DURING THE PAST 5 YEARS
----------------------------  ----------------  ---------------  -----------------------------------------------
INDEPENDENT DIRECTORS

PAUL S. DOHERTY                 Director        July 2000 -      Mr. Doherty is President and Partner, Doherty,
7337 E. Doubletree Ranch Rd.                    Present          Wallace, Pillsbury and Murphy, P.C., Attorneys
Scottsdale, Arizona 85258                                        (1996 -Present); and Trustee of each of the
Date of Birth:  04/28/1934                                       funds managed by Northstar Investment
                                                                 Management Corporation (1993 - 1999).

J. MICHAEL EARLEY               Director        February 2002 -  President and Chief Executive Officer, Bankers
7337 E. Doubletree Ranch Rd.                    Present          Trust Company, N.A. (1992 - Present).
Scottsdale, Arizona 85258
Date of Birth:  05/02/1945

R. BARBARA GITENSTEIN           Director        February 2002 -  President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                    Present          Present).
Scottsdale, Arizona 85258
Date of Birth:  02/18/1948

WALTER H. MAY                   Director        July 2000 -      Retired.  Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                    Present          Director of Marketing, Piper Jaffray, Inc.;
Scottsdale, Arizona 85258                                        Trustee of each of the funds managed by
Date of Birth:  12/21/1936                                       Northstar Investment Management Corporation
                                                                 (1996 - 1999).

JOCK PATTON                     Director        July 2000 -      Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                    Present          Formerly, Director and Chief Executive Officer,
Scottsdale, Arizona 85258                                        Rainbow Multimedia Group, Inc. (January 1999 -
Date of Birth:  12/11/1945                                       December 2001).

DAVID W.C. PUTNAM               Director        July 2000 -      President and Director, F.L. Putnam Securities
7337 E. Doubletree Ranch Rd.                    Present          Company, Inc. and its affiliates; President,
Scottsdale, Arizona 85258                                        Secretary and Trustee, The Principled Equity
Date of Birth:  10/08/1939                                       Market Fund.  Formerly, Trustee, Trust Realty
                                                                 Corp.; Anchor Investment Trust; Bow Ridge
                                                                 Mining Company and each of the funds managed by
                                                                 Northstar Investment Management Corporation
                                                                 (1994 - 1999).

                               NUMBER OF
                              PORTFOLIOS
                                IN FUND
                                COMPLEX
                              OVERSEEN BY
   NAME, ADDRESS AND AGE      TRUSTEE***   OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------  -----------  -----------------------------------
INDEPENDENT DIRECTORS

PAUL S. DOHERTY                   122
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  04/28/1934

J. MICHAEL EARLEY                 122
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  05/02/1945

R. BARBARA GITENSTEIN             122
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  02/18/1948

WALTER H. MAY                     122      Trustee, Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.               Present).
Scottsdale, Arizona 85258
Date of Birth:  12/21/1936

JOCK PATTON                       122      Director, Hypercom, Inc. (January
7337 E. Doubletree Ranch Rd.               1999 - Present); JDA Software Group,
Scottsdale, Arizona 85258                  Inc. (January 1999 - Present); and
Date of Birth:  12/11/1945                 BG Associates, Inc.

DAVID W.C. PUTNAM                 122      Anchor International Bond Trust
7337 E. Doubletree Ranch Rd.               (December 2000 - Present); F.L.
Scottsdale, Arizona 85258                  Putnam Foundation (December 2000 -
Date of Birth:  10/08/1939                 Present); Progressive Capital
                                           Accumulation Trust (August 1998 -
                                           Present); Principled Equity Market
                                           Fund (November 1996 - Present),
                                           Mercy Endowment Foundation (1995 -
                                           Present); Director, F.L. Putnam
                                           Investment Management Company
                                           (December 2001 - Present); Asian
                                           American Bank and Trust Company
                                           (June 1992 - Present); and Notre
                                           Dame Health Care Center (1991 -
                                           Present) F.L.

                                                TERM OF OFFICE
                              POSITION(S) HELD   AND LENGTH OF              PRINCIPAL OCCUPATION(S) -
   NAME, ADDRESS AND AGE          WITH FUND     TIME SERVED(1)              DURING THE PAST 5 YEARS
----------------------------  ----------------  ---------------  -----------------------------------------------
BLAINE E. RIEKE                 Director        February 2001 -  General Partner, Huntington Partners (January
7337 E. Doubletree Ranch Rd.                    Present          1997 - Present).  Chairman of the Board and
Scottsdale, Arizona 85258                                        Trustee of each of the funds managed by ING
Date of Birth:  09/10/1933                                       Investment Management Co. LLC (November 1998 -
                                                                 February 2001).

ROGER B. VINCENT                Director        February 2002 -  President, Springwell Corporation (1989 -
7337 E. Doubletree Ranch Rd.                    Present          Present).  Formerly, Director, Tatham Offshore,
Scottsdale, Arizona 85258                                        Inc. (1996 - 2000).
Date of Birth:  08/26/1945

RICHARD A. WEDEMEYER            Director        February 2001 -  Retired.  Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                    Present          President - Finance and Administration, Channel
Scottsdale, Arizona 85258                                        Corporation (June 1996 - April 2002).
Date of Birth:  03/23/1936                                       Formerly, Trustee, First Choice Funds (1997 -
                                                                 2001); and of each of the funds managed by ING
                                                                 Investment Management Co. LLC (1998 - 2001).

DIRECTORS WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY(2)          Director        February 2001 -  Chief Executive Officer, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                    Present          Services (September 2001 - Present); General
Scottsdale, Arizona 85258                                        Manager and Chief Executive Officer, ING U.S.
Date of Birth:  05/05/1956                                       Worksite Financial Services (December 2000 -
                                                                 Present); Member, ING Americas Executive
                                                                 Committee (2001 - Present); President, Chief
                                                                 Executive Officer and Director of Northern Life
                                                                 Insurance Company (March 2001 - October 2002),
                                                                 ING Aeltus Holding Company, Inc. (2000 -
                                                                 Present), ING Retail Holding Company (1998 -
                                                                 Present), ING Life Insurance and Annuity
                                                                 Company (September 1997 - November 2002) and
                                                                 ING Retirement Holdings, Inc. (1997 -
                                                                 Present).  Formerly, General Manager and Chief
                                                                 Executive Officer, ING Worksite Division
                                                                 (December 2000 - October 2001), President,
                                                                 ING-SCI, Inc. (August 1997 - December 2000);
                                                                 President, Aetna Financial
                               NUMBER OF
                              PORTFOLIOS
                                IN FUND
                                COMPLEX
                              OVERSEEN BY
   NAME, ADDRESS AND AGE      TRUSTEE***   OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------  -----------  -----------------------------------
                                           Putnam Securities Company, Inc.
                                           (June 1978 - Present); and an
                                           Honorary Trustee, Mercy Hospital
                                           (1973 - Present).

BLAINE E. RIEKE                   122      Trustee, Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.               (January 1998 - Present).
Scottsdale, Arizona 85258
Date of Birth:  09/10/1933

ROGER B. VINCENT                  122      Director, AmeriGas Propane, Inc.
7337 E. Doubletree Ranch Rd.               (1998 - Present).
Scottsdale, Arizona 85258
Date of Birth:  08/26/1945

RICHARD A. WEDEMEYER              122      Trustee, Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.               (1997 - Present).
Scottsdale, Arizona 85258
Date of Birth:  03/23/1936

DIRECTORS WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY(2)            175      Trustee, Equitable Life Insurance
7337 E. Doubletree Ranch Rd.               Co., Golden American Life Insurance
Scottsdale, Arizona 85258                  Co., Life Insurance Company of
Date of Birth:  05/05/1956                 Georgia, Midwestern United Life
                                           Insurance Co., ReliaStar Life
                                           Insurance Co., Security Life of
                                           Denver, Security Connecticut Life
                                           Insurance Co., Southland Life
                                           Insurance Co., USG Annuity and Life
                                           Company, and United Life and Annuity
                                           Insurance Co. Inc (March 2001 -
                                           Present); Member of the Board,
                                           Bushnell Performing Arts Center; St.
                                           Francis Hospital; National
                                           Conference for Community and
                                           Justice; and Metro Atlanta Chamber
                                           of Commerce.

                                                TERM OF OFFICE
                              POSITION(S) HELD   AND LENGTH OF              PRINCIPAL OCCUPATION(S) -
   NAME, ADDRESS AND AGE          WITH FUND     TIME SERVED(1)              DURING THE PAST 5 YEARS
----------------------------  ----------------  ---------------  -----------------------------------------------
                                                                 Services (August 1997 - December 2000);

JOHN G. TURNER(2)               Chairman and    July 2000 -      Chairman, Hillcrest Capital Partners (May
7337 E. Doubletree Ranch Rd.    Director        Present          2002-Present); President, Turner Investment
Scottsdale, Arizona 85258                                        Company (January 2002 - Present).  Mr. Turner
Date of Birth:  10/03/1939                                       was formerly Vice Chairman of ING Americas
                                                                 (2000 - 2002); Chairman and Chief Executive
                                                                 Officer of ReliaStar Financial Corp. and
                                                                 ReliaStar Life Insurance Company (1993 - 2000);
                                                                 Chairman of ReliaStar Life Insurance Company of
                                                                 New York (1995 - 2001); Chairman of Northern
                                                                 Life Insurance Company (1992 - 2001); Chairman
                                                                 and Trustee of the Northstar affiliated
                                                                 investment companies (1993 - 2001) and
                                                                 Director, Northstar Investment Management
                                                                 Corporation and its affiliates (1993 - 1999 ).


                               NUMBER OF
                              PORTFOLIOS
                                IN FUND
                                COMPLEX
                              OVERSEEN BY
   NAME, ADDRESS AND AGE      TRUSTEE***   OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------------  -----------  -----------------------------------
JOHN G. TURNER(2)                 122      Director, Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.               (March 2000 - Present); Shopko
Scottsdale, Arizona 85258                  Stores, Inc. (August 1999 -
Date of Birth:  10/03/1939                 Present); and M.A. Mortenson Company
                                           (March 2002 - Present).

(1) Trustees serve until their successors are duly elected and qualified subject to the Board's retirement policy which states that each duly elected or appointed Director who is not an "interested person" of the Company, as defined in the 1940 Act ("Independent Directors"), shall retire from service as a Director at the first regularly scheduled quarterly meeting of the Board that is held after the Director reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which even the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2) Messrs. McInerney and Turner are deemed to be "interested persons," as defined by the 1940 Act, because of their affiliation with ING Groep, N.V., the parent corporation of the investment adviser, ING Investments and the Distributor, ING Funds Distributor, LLC.


*** For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

         Information about the Fund's officers are set forth in the table below:

                                                            TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND     OF TIME SERVED (1)(2)
----------------------------  ----------------------------  -------------------------
JAMES M. HENNESSY             President and Chief           February 2001 - Present
7337 E. Doubletree Ranch Rd.  Executive Officer
Scottsdale, Arizona 85258
Date of Birth:  04/09/1949    Chief Operating Officer       July 2000- Present

                              Senior Executive Vice         July 2000 - February 2001
                              President and
                              Secretary

STANLEY D. VYNER              Executive Vice President      July 2000 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  05/14/1950

MICHAEL J. ROLAND             Executive Vice President      February 2002 - Present
7337 E. Doubletree Ranch Rd.  and Assistant Secretary
Scottsdale, Arizona 85258
Date of Birth:  05/30/1958    Chief Financial Officer       July 2000-Present

NAME, ADDRESS AND AGE              PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
----------------------------  --------------------------------------------------------------
JAMES M. HENNESSY             President and Chief Executive Officer, ING Capital
7337 E. Doubletree Ranch Rd.  Corporation, LLC, ING Funds Services, LLC, ING Investments,
Scottsdale, Arizona 85258     LLC (December 2001 - Present); Chief Operating Officer, ING
Date of Birth:  04/09/1949    Funds Distributor, LLC (June 2000 - Present); Vice President,
                              ING Life Insurance and Annuity Company (December 2003 -
                              Present); Director, ING Capital Corporation, LLC, ING Funds
                              Services, LLC, ING Investments, LLC and ING Funds Distributor,
                              LLC (December 2000-Present); and Executive Vice President, ING
                              Funds Distributor, LLC (April 1998 - Present). Formerly,
                              President and Chief Executive Officer, ING Advisors, Inc. and
                              EAMC Liquidation Corp. (December 2001-October 2003) and
                              Express America T.C., Inc. (December 2001-September 2003);
                              Senior Executive Vice President, ING Capital Corporation, LLC,
                              ING Funds Services, LLC, ING Investments, LLC, ING Advisors,
                              Inc., Express America T.C., Inc. and EAMC Liquidation Corp.
                              (June 2000-December 2000); Executive Vice President, ING
                              Capital Corporation, LLC, ING Funds Services, LLC, ING
                              Investments, LLC (April 1998-June 2000) and ING Quantitative
                              Management, Inc. (October 2001-September 2002); Chief
                              Operating Officer, ING Quantitative Management, Inc. (October
                              2001-September 2002); Senior Vice President, ING Capital
                              Corporation, LLC, ING Funds Services, LLC, ING Investments,
                              LLC and ING Funds Distributor, LLC (April 1995-April 1998);
                              Secretary, ING Capital Corporation, LLC, ING Funds Services,
                              LLC, ING Investments, LLC, ING Funds Distributor, LLC, ING
                              Advisors, Inc., Express America T.C., Inc. and EAMC
                              Liquidation Corp. (April 1995-December 2000); and Director,
                              ING Advisors, Inc. and EAMC Liquidation Corp. (December 2000-
                              October 2003), ING Quantitative Management, Inc. (December
                              2000- September 2002) and Express America T.C., Inc. (December
                              2000- September 2003).

STANLEY D. VYNER              Executive Vice President, ING Advisors, Inc. and ING
7337 E. Doubletree Ranch Rd.  Investments, LLC (July 2000 - Present); and Chief Investment
Scottsdale, Arizona 85258     Officer, ING Investments, LLC (July 1996 - Present). Formerly,
Date of Birth:  05/14/1950    President and Chief Executive Officer, ING Investments, LLC
                              (August 1996 - August 2000).

MICHAEL J. ROLAND             Executive Vice President, Chief Financial Officer and
7337 E. Doubletree Ranch Rd.  Treasurer, ING Funds Services, LLC, ING Funds Distributor,
Scottsdale, Arizona 85258     LLC, ING Advisors, Inc., ING Investments, LLC, Express America
Date of Birth:  05/30/1958    T.C., Inc. and EAMC Liquidation Corp. (December 2001 -
                              Present). Formerly, Executive

                                                            TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND     OF TIME SERVED (1)(2)
----------------------------  ----------------------------  -------------------------
                              Senior Vice President         July 2000 - February 2002

ROBERT S. NAKA                Senior Vice President         July 2000 - Present
7337 E. Doubletree Ranch Rd.  and Assistant Secretary
Scottsdale, Arizona 85258
Date of Birth:  06/17/1963

ROBYN L. ICHILOV              Vice President and Treasurer  July 2000 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  09/25/1967

KIMBERLY A. ANDERSON          Senior Vice President         November 2003-Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258     Vice President                February 2001 - November
Date of Birth:  07/25/1964                                  2003

                              Secretary                     February 2001-August 2003

                              Assistant Vice President      July 2000 - February 2001
                              and
                              Assistant Secretary

J. DAVID GREENWALD            Vice President                August 2003 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  09/24/1957

LAUREN D. BENSINGER           Vice President                February 2003 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  2-6-1954

TODD MODIC                    Vice President                August 2003-Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258     Assistant Vice President      August 2001-August 2003
Date of Birth:  11/03/1967

NAME, ADDRESS AND AGE                PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
----------------------------    --------------------------------------------------------------
                                Vice President, ING Quantitative
                                Management, Inc. (December 2001-September 2002); and Senior
                                Vice President, ING Funds Services, LLC, ING Investments, LLC
                                and ING Funds Distributor, LLC (June 1998 - December 2001).

ROBERT S. NAKA                  Senior Vice President and Assistant Secretary, ING Funds
7337 E. Doubletree Ranch Rd.    Services, LLC, ING Funds Distributor, LLC, ING Advisors, Inc.,
Scottsdale, Arizona 85258       ING Capital Corporation, LLC and ING Investments, LLC
Date of Birth:  06/17/1963      (December 2001 - Present). Formerly, Senior Vice President and
                                Assistant Secretary, ING Quantitative Management, Inc. (October
                                2001 - September 2002); and Vice President, ING Investments,
                                LLC (April 1997 - October 1999) and ING Funds Services, LLC
                                (February 1997 - August 1999).

ROBYN L. ICHILOV                Vice President, ING Funds Services, LLC (October 2001 -
7337 E. Doubletree Ranch Rd.    Present) and ING Investments, LLC (August 1997 - Present); and
Scottsdale, Arizona 85258       Accounting Manager, ING Investments, LLC (November 1995 -
Date of Birth:  09/25/1967      Present).

KIMBERLY A. ANDERSON            Senior Vice President, ING Funds Services, LLC, ING Funds
7337 E. Doubletree Ranch Rd.    Distributor, LLC, ING Advisors, Inc. and ING Investments, LLC
Scottsdale, Arizona 85258       (November 2003 - Present). Formerly, Vice President, ING
Date of Birth:  07/25/1964      Funds Services, LLC, ING Funds Distributor, LLC, ING Advisors,
                                Inc. and ING Investments, LLC (October 2001 - October 2003);
                                Secretary, ING Funds Services, LLC, ING Funds Distributor,
                                LLC, ING Advisors, Inc. and ING Investments, LLC (October
                                2001 - August 2003); Vice President,  ING Quantitative
                                Management, Inc. (October 2001 - September 2002); Assistant
                                Vice President, ING Funds Services, LLC (November 1999 -
                                January 2001); and has held various other positions with ING
                                Funds Services, LLC for more than the last five years.

J. DAVID GREENWALD              Vice President of Mutual Fund Compliance, ING Funds Services,
7337 E. Doubletree Ranch Rd.    LLC (May 2003 - Present). Formerly, Assistant Treasurer and
Scottsdale, Arizona 85258       Director of Mutual Fund Compliance and Operations, American
Date of Birth:  09/24/1957      Skandia, a Prudential Financial Company (October 1996 - May
                                2003).

LAUREN D. BENSINGER             Vice President, ING Funds Distributor, LLC and ING Funds
7337 E. Doubletree Ranch Rd.    Services, LLC (July 1995 to Present), ING Investments, LLC
Scottsdale, Arizona 85258       (February 1996-Present) and ING Advisors, Inc. (July 2000 -
Date of Birth:  2-6-1954        Present); and Chief Compliance Officer, ING Funds Distributor,
                                LLC (July 1995-Present), ING Investments, LLC (October 2001 to
                                Present) and ING Advisors, Inc. (July 2000 - Present).
                                Formerly, Vice President, ING Quantitative Management, Inc.
                                (July 2000-September 2002); and Chief Compliance Officer, ING
                                Quantitative Management, Inc. (July 2000-September 2002).

TODD MODIC                      Vice President of Financial Reporting, Fund Accounting of ING
7337 E. Doubletree Ranch Rd.    Funds Services, LLC (September 2002 - Present). Formerly,
Scottsdale, Arizona 85258       Director of Financial Reporting, ING Investments, LLC (March
Date of Birth:  11/03/1967      2001- September 2002); Director of Financial Reporting, Axient
                                Communications, Inc. (May 2000 - January 2001); and Director
                                of Finance, Rural/Metro

                                                            TERM OF OFFICE AND LENGTH
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND     OF TIME SERVED (1)(2)
----------------------------  ----------------------------  -------------------------
SUSAN P. KINENS               Assistant Vice President      February 2003 - Present
7337 E. Doubletree Ranch Rd.  and Assistant Secretary
Scottsdale, Arizona 85258
Date of Birth:  12/31/1976

MARIA M. ANDERSON             Assistant Vice President      August 2001 - Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  05/29/1958

HUEY P. FALGOUT, JR.          Secretary                     August 2003-Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth:  11/15/1963

THERESA K. KELETY             Assistant Secretary           August 2003-Present
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 02/28/1963

NAME, ADDRESS AND AGE              PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS (3)
----------------------------  --------------------------------------------------------------
                              Corporation (March 1995 - May 2000).

SUSAN P. KINENS               Assistant Vice President and Assistant Secretary, ING Funds
7337 E. Doubletree Ranch Rd.  Services, LLC (December 2002 - Present); and has held various
Scottsdale, Arizona 85258     other positions with ING Funds Services, LLC for more than the
Date of Birth:  12/31/1976    last five years.

MARIA M. ANDERSON             Assistant Vice President, ING Funds Services, LLC (October
7337 E. Doubletree Ranch Rd.  2001 - Present). Formerly, Manager of Fund Accounting and Fund
Scottsdale, Arizona 85258     Compliance, ING Investments, LLC (September 1999 - November
Date of Birth:  05/29/1958    2001).

HUEY P. FALGOUT, JR.          Chief Counsel, ING U.S. Financial Services (November 2003 -
7337 E. Doubletree Ranch Rd.  Present). Formerly, Associate General Counsel, AIG American
Scottsdale, Arizona 85258     General (January 1999 - November 2002).
Date of Birth:  11/15/1963

THERESA K. KELETY             Counsel, ING U.S. Financial Services (April 2003 - Present).
7337 E. Doubletree Ranch Rd.  Formerly, Senior Associate with Shearman & Sterling (February
Scottsdale, Arizona 85258     2000 - April 2003); and Associate with Sutherland Asbill &
Date of Birth: 02/28/1963     Brennan (1996 - February 2000).

(1) The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds."

(3) The following documents the evolution of the name of each corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING Pilgrim Investments,
  LLC)
    ING Mutual Funds Management Co., LLC (April 2001 - merged into ING Pilgrim
      Investments, LLC)
    ING Pilgrim Investments, Inc. (February 2001 - merged into ING Pilgrim
      Investments, LLC)
    ING Pilgrim Investments, LLC (February 2001 - formed)
    ING Pilgrim Investments, Inc. (September 2000 - name changed from Pilgrim
      Investments, Inc.)
    Pilgrim Advisors, Inc.** (April 2000 - merged into Pilgrim Investments,
      Inc.)
    Pilgrim Investments, Inc. (October 1998 - name changed from Pilgrim America
      Investments, Inc.)
    Pilgrim America Investments, Inc. (April 1995 - name changed from Newco
      Advisory Corporation)
    Newco Advisory Corporation (December 1994 - incorporated)

       **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar
          Investment Management Corporation)

ING Funds Distributor, LLC.  (October 2002)
    ING Funds Distributor, Inc. (October 2002 - merged into ING Funds
      Distributor, LLC)
    ING Funds Distributor, LLC (October 2002 - formed)
    ING Funds Distributor, Inc.  (March 2002 - name changed from ING Pilgrim
      Securities, Inc.)
    ING Pilgrim Securities, Inc. (September 2000 - name changed from Pilgrim
      Securities, Inc.)
    Northstar Distributors Inc. (November 1999 - merged into Pilgrim Securities,
      Inc.)
    Pilgrim Securities, Inc.  (October 1998 - name changed from Pilgrim America
      Securities, Inc.)
    Pilgrim America Securities, Inc. (April 1995 - name changed from Newco
      Distributors Corporation)
    Newco Distributors Corporation (December 1994 -incorporated)

ING Advisors, Inc. (Ownership transferred as of October 2003)
ING Advisors, Inc. (March 2002 - name changed from ING Pilgrim Advisors, Inc.)
   ING Pilgrim Advisors, Inc. (March 2001 - name changed from ING Lexington
      Management Corporation)
   ING Lexington Management Corporation (October 2000 name changed from
      Lexington Management Corporation)
   Lexington Management Corporation (December 1996 - incorporated)

ING Funds Services, LLC (March 2002 - name changed from ING Pilgrim Group, LLC)
   ING Pilgrim Group, Inc. (February 2001 - merged into Pilgrim Group LLC)
   ING Pilgrim Group, LLC (February 2001 - formed)
   ING Pilgrim Group, Inc. (September 2000 - name changed from Pilgrim Group,
      Inc.)
   Lexington Global Asset Managers, Inc. (July 2000 - merged into Pilgrim Group,
      Inc.)
   Northstar Administrators, Inc. (November 1999 - merged into Pilgrim Group,
      Inc.)
   Pilgrim Group, Inc. (October 1998 - name changed from Pilgrim American Group,
      Inc.)
   Pilgrim America Group, Inc. (April 1995 - name changed from Newco Holdings
      Management Corporation)
   Newco Holdings Management Corporation (December 1994 - incorporated)

ING Capital Corporation, LLC (March 2002 - name changed from ING Pilgrim Capital
  Corporation, LLC)
   ING Pilgrim Capital Corporation (February 2001 - merged into ING Pilgrim
      Capital Corporation, LLC)
   ING Pilgrim Capital Corporation, LLC (February 2001 - formed)
   ING Pilgrim Capital Corporation (September 2000 - name changed from Pilgrim
      Capital Corporation)
   Pilgrim Capital Corporation (February 2000 - name changed from Pilgrim
      Holdings Corporation)
   Pilgrim Holdings Corporation (October 1999 - name changed from Northstar
      Holdings, Inc.)
   Northstar Holdings, Inc. (October 1999 - merged into Pilgrim Capital
      Corporation)
   Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim America
      Capital Corporation)
   Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America Capital
      Corporation)
Pilgrim America Capital Corporation (April 1997 - incorporated)

ING Quantitative Management, Inc. (September 2002 - Dissolved)
    ING Quantitative Management, Inc. (March 2002 - name changed from ING
      Pilgrim Quantitative Management, Inc.)
    ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed from
      Market Systems Research Advisors)
    Market Systems Research Advisors, Inc. (November 1986 - incorporated)

Express America T.C., Inc. (September 2003 - Dissolved)
EAMC Liquidation Corp. (October 2003 - Dissolved)

BOARD

         The Board governs the Fund and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

FREQUENCY OF BOARD MEETINGS

         The Board currently conducts regular meetings four (4) times a year. The Audit and Valuation and Proxy Voting Committees also meet regularly four (4) times per year, respectively, and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

         Committees

         An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two Independent Directors and two Directors who are "interested persons" as defined in the 1940 Act. The following Directors serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held 2 meetings during the fiscal year ended December 31, 2003.

         The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of four Independent Directors: Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a charter nor does it currently have a policy regarding whether it will consider nominees recommended by shareholders. However, the Board expects to have the Committee consider these matters fully during the upcoming year with a view towards adopting and publishing a charter and policies regarding shareholder recommendations for Director nominees. As part of its consideration, the Committee will also consider minimum qualifications for Director positions as well as a process for the Fund to identify and evaluate potential nominees. The Nominating Committee held no meetings during the fiscal year ended December 31, 2003.

         The Board has an Audit Committee whose function is to meet with the independent auditors of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four Independent Directors: Messrs. Earley, Rieke, Vincent and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held 4 meetings during the fiscal year ended December 31, 2003.

         The Board has formed a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available and, beginning in July 2003, overseeing management's administration of proxy voting. The Valuation and Proxy Voting Committee currently consists of five Independent Directors: Dr. Gitenstein and Messrs. May, Patton, Doherty and Wedemeyer. Mr. Patton serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held 4 meetings during the fiscal year ended December 31, 2003.

         The Board has established an Investment Review Committee that will monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Committee for the Fund currently consists of five Independent Directors and one Director who is an "interested person" as defined in the 1940 Act: Dr. Gitenstein and Messrs. Patton, May, Doherty, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. The Investment Review Committee for the Fund held 4 meetings during the fiscal year ended December 31, 2003.

         The Board has established a Compliance and Coordination Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Compliance and Coordination Committee currently consists of five Independent Directors:
Messrs. Earley, May, Patton, Vincent, and Wedemeyer. The Compliance and Coordination Committee held one meeting during the fiscal year ended December 31, 2003.

DIRECTOR OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY


         In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for the Independent Directors to own, beneficially, shares of one or more of the funds managed by ING entities at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in the Fund.

         Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Director must equal at least $50,000. Existing Directors shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Director shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Director. A decline in the value of any Fund investments will not cause a Director to have to make any additional investments under this Policy.

         Set forth below is the dollar range of equity securities owned by each Director as of December 31, 2003.

                           DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                          SECURITIES IN FUND AS OF  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
       NAME OF DIRECTOR       DECEMBER 31, 2003        DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
------------------------  ------------------------  -----------------------------------------------
INDEPENDENT DIRECTOR
Paul S. Doherty                     None                             Over $100,000
J. Michael Earley                   None                           $10,000 - $50,000
R. Barbara Gitenstein               None                             Over $100,000
Walter H. May                       None                             Over $100,000
Jock Patton                         None                             Over $100,000
David W. C. Putnam                  None                             Over $100,000
Blaine E. Rieke                     None                             Over $100,000
Roger B. Vincent                    None                             Over $100,000
Richard A. Wedemeyer                None                             Over $100,000

DIRECTORS WHO ARE
"INTERESTED PERSONS"
Thomas J. McInerney                 None                             Over $100,000
John G. Turner                      None                             Over $100,000

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his immediate family members) share ownership in securities of the Fund's Investment Adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Investment Adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2003.

                                  NAME OF
                                OWNERS AND
                               RELATIONSHIP                       TITLE OF      VALUE OF       PERCENTAGE OF
    NAME OF DIRECTOR           TO DIRECTOR         COMPANY         CLASS       SECURITIES         CLASS
------------------------------------------------------------------------------------------------------------
PAUL S. DOHERTY                     N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------
J. MICHAEL EARLEY                   N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------
R. BARBARA GITENSTEIN               N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------
WALTER H. MAY                       N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------
JOCK PATTON                         N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------
DAVID W. C. PUTNAM                  N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------
BLAINE E. RIEKE                     N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------
ROGER B. VINCENT                    N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------
RICHARD A. WEDEMEYER                N/A              N/A            N/A           N/A              N/A
------------------------------------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS

         The Fund pays each Director who is not an interested person a pro rata share, as described below of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead directors, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting (Chairpersons receive an additional $1,000 for each committee meeting); (iv) $2,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the average net assets as a percentage of the average net assets of all the funds managed by the Investment Adviser or its affiliates for which the Directors serve in common as Directors/Trustees.

         The following table sets forth information provided by the Fund's Investment Adviser regarding compensation of Directors by the Fund and other funds managed by ING Investments and its affiliates for the fiscal year ended December 31, 2003. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by ING Investments.

                               COMPENSATION TABLE

                           AGGREGATE         PENSION OR RETIREMENT    ESTIMATED ANNUAL        TOTAL COMPENSATION FROM
  NAME OF PERSON,        COMPENSATION          BENEFITS ACCRUED        BENEFITS UPON            REGISTRANT AND FUND
     POSITION            FROM THE FUND     AS PART OF FUND EXPENSES    RETIREMENT (1)     COMPLEX PAID TO DIRECTORS(2)(3)
------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty              $ 64                   N/A                    N/A                   $   106,000
Director
-----------------------------------------------------------------------------------------------------------------------
Walter H. May                 $76                   N/A                    N/A                   $   125,000
Director
-----------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney (4)        N/A                  N/A                    N/A                         N/A
Director
-----------------------------------------------------------------------------------------------------------------------
Jock Patton                  $ 96                   N/A                    N/A                   $   131,000
Director
-----------------------------------------------------------------------------------------------------------------------
David W.C. Putnam            $ 60                   N/A                    N/A                   $    99,000
Director
-----------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke              $ 62                   N/A                    N/A                   $   103,000
Director
-----------------------------------------------------------------------------------------------------------------------
John G. Turner(4)              N/A                  N/A                    N/A                         N/A
Director
-----------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer(5)      $ 96                   N/A                    N/A                   $   120,000
Director
-----------------------------------------------------------------------------------------------------------------------
Barbara Gitenstein           $ 60                   N/A                    N/A                   $    99,000
Director
-----------------------------------------------------------------------------------------------------------------------
J. Michael Earley            $ 79                   N/A                    N/A                   $   106,000
Director
-----------------------------------------------------------------------------------------------------------------------
Roger Vincent(5)             $ 96                   N/A                    N/A                   $   120,000
Director
-----------------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard(4)(6)        N/A                  N/A                    N/A                          N/A
Director
-----------------------------------------------------------------------------------------------------------------------

-----------------------
1) The ING Funds have adopted a retirement policy under which a Director/Trustee who has served as an Independent Director/Trustee for five years or more will be paid by ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.

(2) Represents compensation from 116 funds (total in complex as of December 31, 2003).

3) Director compensation includes compensation paid by the Fund that are not discussed in the Prospectus or SAI.

4) "Interested Person" as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser and the Distributor. Officers and Directors who are interested persons do not receive any compensation from the Fund.

5) Mr. Wedemeyer and Mr. Vincent were paid $10,000 each in recognition of an extensive time commitment to format a methodology for presenting valuation information to the board.

6)       Resigned as a Director effective April 30, 2003.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         The Investment Management Agreement or Sub-Advisory Agreement authorizes the Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. Pursuant to the Investment Management Agreement or the Sub-Advisory Agreement, the Investment Adviser or Sub-Adviser determines, subject to the instructions of and review by the Board of Directors, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund.

         Subject to policies established by the Board, the Investment Adviser is responsible for the execution of the Fund's portfolio transactions and the selection of brokers/dealers that execute such transactions on behalf of the Fund. The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable execution available. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.
         Consistent with the interests of the Fund, the Investment Adviser or Sub-Adviser may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to the Investment Adviser for its use in managing the Fund and its other advisory accounts so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay higher commissions than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the amount of commissions paid was reasonable in relation to the value of the brokerage and research services provided are viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Investment Adviser or Sub-Adviser under the Investment Management Agreement or Sub Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Adviser or Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Investment Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.
         Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services (soft dollars) might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to ING Investments or the Sub-Adviser and their affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by ING Investments or the Sub-Adviser or their affiliates from the placement of portfolio brokerage of other clients might be useful and of value to ING Investments or the Sub-Adviser in carrying out their obligations to the Fund.

         Investment decisions for the Fund and for other investment accounts managed by the Investment Adviser or Sub-Adviser are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases the Investment Adviser or Sub-Adviser believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

         The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker/dealers than in the United States.

         The Fund engages in portfolio trading when the Investment Adviser or Sub-Adviser concludes that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

         The brokerage commissions paid by the Fund and the Fund's portfolio turnover rate for the last three fiscal years are as follows: For 2003, the Fund's portfolio turnover rate was 123% and the Fund paid $99,546 in brokerage commissions and of that amount, $0 was paid for with soft dollars. For 2002, the Fund's portfolio turnover rate was 132% and the Fund paid $142,334 in brokerage commissions and of that amount, $0 was paid for with soft dollars. For 2001, the Fund's portfolio turnover rate was 113% and the Fund paid $125,890 in brokerage commissions and of that amount, $18,359 was paid for with soft dollars.

         During the fiscal year ended December 31, 2003, the Fund paid affiliated persons of the Fund brokerage commissions as follows:

ING EMERGING MARKETS FUND

AFFILIATED                                                                                AFFILIATED   FUND TOTAL
BROKER                     AFFILIATED PRINCIPAL   TOTAL FUND PRINCIPAL   % OF PRINCIPAL   COMMISSION   COMMISSION   % OF COMMISSION
----------                 --------------------   --------------------   --------------   ----------   ----------   ---------------
ING Baring Limited               $495,797             $29,323,000             1.69%         $1,236      $99,546          1.24%

During the fiscal year ended December 31, 2002, the Fund paid affiliated persons of the Fund brokerage commissions as follows:

ING EMERGING MARKETS FUND

AFFILIATED                                                                               AFFILIATED   FUND TOTAL
BROKER                    AFFILIATED PRINCIPAL   TOTAL FUND PRINCIPAL   % OF PRINCIPAL   COMMISSION   COMMISSION   % OF COMMISSION
----------                --------------------   --------------------   --------------   ----------   ----------   ---------------
ING Baring Limited              $80,110              $113,076,000            0.07%         $1,642      $142,334         1.15%

During the fiscal year ended December 31, 2001, the Fund paid affiliated persons of the Fund brokerage commissions as follows:

ING EMERGING MARKETS FUND

AFFILIATED                                                                               AFFILIATED   FUND TOTAL
BROKER                    AFFILIATED PRINCIPAL   TOTAL FUND PRINCIPAL   % OF PRINCIPAL   COMMISSION   COMMISSION   % OF COMMISSION
----------                --------------------   --------------------   --------------   ----------   ----------   ---------------
ING Baring Corp.                $225,909             $62,272,000             0.36%          $687       $125,890         0.54%


                             CAPITAL STOCK STRUCTURE

         Individual variable annuity contract ("Contract") holders and variable life insurance policy ("Policy") holders are not shareholders of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

          If you invest in the Fund through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

DIVIDENDS, DISTRIBUTIONS, VOTING, PREEMPTIVE AND REDEMPTION RIGHTS

         Shareholders of the Fund are given voting rights. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. Participating Insurance Companies provide variable annuity contract holders and policyholders the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights.

         The Fund's shareholders are entitled to such dividends or distributions as may be declared from time to time by the Board. In the event of liquidation or dissolution of the Fund, the shareholders are entitled to receive the assets of the Fund less the liabilities allocated to the Fund.

         Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

         The Fund will not normally hold annual shareholder meetings except as required by the 1940 Act. Special shareholder meetings for any purpose may be called by the Chairman of the Board of Directors, if any, the Board of Directors or the President and shall be called by the Secretary for the purpose of removing a Director and for all other purposes whenever the shareholders entitled to at least ten percent (10%) of all the votes entitled to be cast at such a meeting shall make a duly authorized request that such meeting be called. Such request shall state the purpose of such meeting and the matters proposed to be acted on thereat, and no other business shall be transacted at any such special meeting. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any

Director when requested to do so in writing by the record holders of not less than ten percent (10%) of the Fund's outstanding shares. The Fund will assist such shareholders in any such communication between shareholders and Directors.

                                 NET ASSET VALUE

      As noted in the Prospectus, the NAV and offering price of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Fund securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Fund securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. See "Net Asset Value" in the "Information for Investors" section of the Prospectus. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

      The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund.

In calculating the Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

      If a significant event which is likely to impact the value of one or more foreign securities held by the Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. The Board has adopted procedures under which the fair value of foreign securities may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its net asset value, and there can be no assurance that markets will continue to behave in a fashion reflected in the models used by a service. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless a market movement or other event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value per share.

      Options on currencies purchased by the Fund is valued at its last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.


      The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

      In computing the net asset value of the Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

      Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.


                                   TAX MATTERS


         The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of the Fund as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code") and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

         The Fund intends to qualify as a "RIC" under the provisions of Subchapter M of the Code. If the Fund qualifies as a "RIC" and complies with the appropriate provisions of the Code, it will be relieved of federal income tax on the amounts of income it distributes.

         To qualify to be taxed as a RIC, the Fund generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies;
(b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

         Generally, in order to avoid a 4% nondeductible excise tax, the Fund must distribute to its shareholders during the calendar year the following amounts:

    -   98% of the Portfolio's ordinary income for the calendar year;

    - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

    - any undistributed ordinary income or capital gain net income for the prior year.

         The excise tax generally is inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although the Fund believes that it is not subject to the excise tax, the Fund intends to make the distributions required to avoid the imposition of such a tax.

         The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of the Fund as assets of the related separate account, these regulations are imposed on the assets of the Fund. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by the Fund either to qualify as a RIC or to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by the Fund to qualify as a RIC would also subject the Fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

         The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. To date, the Treasury Department has issued only a few such pronouncements. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

         In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objective or investment policies. A Fund's investment objective and the investment policies of the Fund may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

         The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

         For information concerning the federal income tax consequences to the holders of a Contract or Policy, such holders should consult the prospectuses for their particular Contract or Policy.

                             PERFORMANCE CALCULATION

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, rules promulgated by the SEC, a fund's advertising performance must include total return quotations calculated according to the following formula:

P(1 + T)(To the power of n) = ERV

Where:         P   =   a hypothetical initial payment of

               T   =   average annual total return,

               n   =   number of years (1, 5 or 10)

               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or T in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

         The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in advertising than the information prescribed under Item 21 of Form N-1A.

         The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services, which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings, which have been assigned to it by such monitoring services.

         Pursuant to the SEC calculation, the Fund's average total rate of return for the one and five year and since inception (3/30/94) period ended December 31, 2003 was 47.20%, 10.17% and 0.72%, respectively.

                                OTHER INFORMATION

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         As of March 31, 2004, the Directors and officers as a group owned of record and beneficially less than 1% of the Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except as set forth below. Unless otherwise indicated below, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Portfolio without the consent or approval of shareholders.



                                            CLASS OF    PERCENTAGE    PERCENTAGE
                  ADDRESS                   OWNERSHIP    OF CLASS      OF FUND
                  -------                   ---------     --------      -------
ING LIFE INSURANCE & ANNUITY CO*  **
ACES SEPARATE ACCT B
VALUATIONS PROCESSING DEPARTMENT               N/A         45.75%        45.75%
151 FARMINGTON AVENUE - RSMA
HARTFORD CT  06156-0001
--------------------------------------------------------------------------------
KEMPER INVESTORS LIFE INSURANCE CO*  **
VARIABLE ANNUITY SEPARATE ACCOUNT
ATTN: KAREN PORTEN                             N/A         31.45%        31.45%
1600 MCCONNOR PKWY
SCHAUMBURG IL  60196-6800
--------------------------------------------------------------------------------
SAFECO LIFE INSURANCE COMPANYS**
RETIREMENT SERVICES
ATTN: LISA SUHM                                N/A         15.42%        15.42%
4854 154TH PL NE
REDMOND WA  98052-9664
--------------------------------------------------------------------------------

*     May be deemed to be a control person.
**    Beneficial Owner

                                 CODE OF ETHICS

         The Fund, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Directors, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of Fund shares. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

                                 TRANSFER AGENT

         DST Systems, Inc., P.O. Box 419368, Kansas City, Missouri 64141-6368, has been retained to act as the Fund's transfer agent and dividend disbursing agent.

                                    CUSTODIAN

         Effective November 3, 2003, The Bank of New York, One Wall Street, New York, New York 10286, has been retained to act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. Effective January 1, 2004, the cash and securities owned by each of the Funds will be held by The Bank of New York Company, Inc. One Wall Street, New York, New York 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

                        COUNSEL AND INDEPENDENT AUDITORS

         Dechert LLP, 1775 I Street, NW, Washington, D.C. 20006, will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2004.

                             REPORTS TO SHAREHOLDERS

         The fiscal year of the Company ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                             REGISTRATION STATEMENT

         A registration statement has been filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

                              FINANCIAL STATEMENTS

         The Financial Statements and the independent auditors' reports thereon, appearing in the Fund's Annual Report for the period ending December 31, 2003, are incorporated by reference into this SAI. The Fund's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                   ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          Effective as of July 10, 2003

                As amended August 21, 2003 and November 11, 2003

I.       INTRODUCTION

         The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.


---------------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

II.      VALUATION AND PROXY VOTING COMMITTEE

         The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.     DELEGATION OF VOTING RESPONSIBILITY

         The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

         When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

         When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.      APPROVAL AND REVIEW OF PROCEDURES

         Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in
Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.       VOTING PROCEDURES AND GUIDELINES

         THE GUIDELINES WHICH ARE SET FORTH IN EXHIBIT 3 HERETO SPECIFY THE MANNER IN WHICH THE FUNDS GENERALLY WILL VOTE WITH RESPECT TO THE PROPOSALS DISCUSSED THEREIN.

            A. Routine Matters

                  The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

            B. Matters Requiring Case-by-Case Consideration

                  The Agent shall be directed to refer proxy proposals
            accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

                  Upon receipt of a referral from the Agent, the Proxy
            Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

                  The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

                 1. Votes in Accordance with Agent Recommendation

                    In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                 2. Non-Votes

                    The Proxy Group may recommend that a Fund refrain from
                  voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                 3. Votes Contrary to Procedures and Guidelines, or Agent
                    Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                    If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a

            Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

                  If Counsel determines that there does not appear to be a
            conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

      4.    Referrals to a Fund's Valuation and Proxy Voting Committee

                  A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

                  The Proxy Coordinator will maintain a record of all proxy
            questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.      CONFLICTS OF INTEREST

         In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.     REPORTING AND RECORD RETENTION

         Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1

                                     TO THE

                                    ING FUNDS

                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST

                                 ING FUNDS TRUST

                           ING INVESTMENT FUNDS, INC.

                               ING INVESTORS TRUST

                               ING MAYFLOWER TRUST

                                ING MUTUAL FUNDS

                              ING PRIME RATE TRUST

                             ING SENIOR INCOME FUND

                          ING VARIABLE INSURANCE TRUST

                           ING VARIABLE PRODUCTS TRUST

                       ING VP EMERGING MARKETS FUND, INC.

                         ING VP NATURAL RESOURCES TRUST

                               USLICO SERIES FUND

Effective as of July 10, 2003

                                    EXHIBIT 2

                                     TO THE

                                    ING FUNDS

                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,

                             DIRECTED SERVICES, INC.

                                       AND

                     ING LIFE INSURANCE AND ANNUITY COMPANY


                             PROXY VOTING PROCEDURES

                          Effective as of July 10, 2003

                As amended August 21, 2003 and November 17, 2003

I.       INTRODUCTION

         ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

         The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

         In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

         The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

         Unless otherwise noted, proxies will be voted in all instances.

II.      ROLES AND RESPONSIBILITIES

         A. Proxy Coordinator

                  The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

         B. Agent

                  An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

                  The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

                  The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

         C. Proxy Group

                  The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

                  A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

                  A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

                  For each proposal referred to the Proxy Group, it will review
         (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s) and
         (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

                  If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

                  If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

         D.   Investment Professionals

                  The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.     VOTING PROCEDURES

              A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

              B.  Routine Matters

                      The Agent shall be instructed to submit a vote in
                  accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

               C. Matters Requiring Case-by-Case Consideration

                      The Agent shall be directed to refer proxy proposals
                  accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

                      Upon receipt of a referral from the Agent, the Proxy
                  Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

                      The Proxy Coordinator will forward the Agent's analysis
                  and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

                           1. Votes in Accordance with Agent Recommendation

                      In the event the Proxy Group recommends a vote in
                  accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

                           2. Non-Votes

                      The Proxy Group may recommend that a Fund refrain from
                  voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

                           3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

                      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

                           4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting

                           Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.      CONFLICTS OF INTEREST

         In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

         For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

         The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.       REPORTING AND RECORD RETENTION

         The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1

                                     TO THE

                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

      NAME                                                     TITLE OR AFFILIATION
Stanley D. Vyner                     Chief Investment Risk Officer and Executive Vice President of ING
                                     Investments, LLC

Karla J. Bos                         Acting Proxy Coordinator

Kimberly A. Anderson                 Senior Vice President and Assistant Secretary, of ING Investments, LLC

Maria Anderson                       Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                                     LLC

Michael J. Roland                    Executive Vice President and Chief Financial Officer of ING Investments,
                                     LLC

J. David Greenwald                   Vice President - Fund Compliance of ING Fund Services, LLC

Todd Modic                           Vice President of Financial Reporting - Fund Accounting of ING Funds
                                     Services, LLC

Megan L. Dunphy, Esq.                Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.              Counsel, ING Americas US Legal Services

Effective as of November 17, 2003

                                    EXHIBIT 3

                                     TO THE

                        ING FUNDS PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                         Effective as of July 10, 2003

                As amended August 21, 2003 and November 11, 2003


I.       INTRODUCTION

         The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

         Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

         The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

         A.       GUIDELINES

                  The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

                  In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

            1.    THE BOARD OF DIRECTORS

                  Voting on Director Nominees in Uncontested Elections

                  Votes on director nominees should be made on a CASE-BY-CASE basis.

                  SEPARATING CHAIRMAN AND CEO

                  Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

                  Proposals Seeking a Majority of Independent Directors

                  Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

                  Stock Ownership Requirements

                  Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

                  Term of Office

                  Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

                  Age Limits

                  Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

                  Director and Officer Indemnification and Liability Protection

                  Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:

                  (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

                  (2) Only if the director's legal expenses would be covered.

         2.       PROXY CONTESTS

                  Voting for Director Nominees in Contested Elections

                  Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

                  REIMBURSE PROXY SOLICITATION EXPENSES

                  Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

         3.       AUDITORS

                  RATIFYING AUDITORS

                  Generally, vote FOR proposals to ratify auditors.

                  Non-Audit Services

                  Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

                  AUDITOR INDEPENDENCE

                  Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

                  AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS)

                  Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

         4.       PROXY CONTEST DEFENSES

                  Board Structure: Staggered vs. Annual Elections

                  Generally, vote AGAINST proposals to classify the board.

                  Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

                  Shareholder Ability to Remove Directors

                  Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

                  Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

                  Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

                  Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

                  Cumulative Voting

                  Generally, vote AGAINST proposals to eliminate cumulative voting.

                  Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

                  Shareholder Ability to Call Special Meetings

                  Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

                  Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

                  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

                  Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

                  Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

                  Shareholder Ability to Alter the Size of the Board

                  Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.

                  Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

         5.       TENDER OFFER DEFENSES

                  Poison Pills

                  Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

                  Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

                  Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

                  FAIR PRICE PROVISIONS

                  Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

                  Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

                  Greenmail

                  Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

                  Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

                  Pale Greenmail

                  Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

                  Unequal Voting Rights

                  Generally, vote AGAINST dual-class exchange offers.

                  Generally, vote AGAINST dual-class recapitalizations.

                  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

                  Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

                  Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

                  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

                  Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

                  Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

                  White Squire Placements

                  Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

         6.       MISCELLANEOUS GOVERNANCE PROVISIONS

                  CONFIDENTIAL VOTING

                  Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

         - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

         -        If the dissidents agree, the policy remains in place.

         - If the dissidents do not agree, the confidential voting policy is waived.

                  Generally, vote FOR management proposals to adopt confidential voting.

                  Equal Access

                  Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

                  Bundled Proposals

                  Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

                  Shareholder Advisory Committees

                  Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

         7.       CAPITAL STRUCTURE

                  Common Stock Authorization

                  Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

                  Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

                  Stock Distributions: Splits and Dividends

                  Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

                  Reverse Stock Splits

                  Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

                  PREFERRED STOCK

                  Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

                  Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

                  Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

                  Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

                  Shareholder Proposals Regarding Blank Check Preferred Stock

                  Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

                  Adjustments to Par Value of Common Stock

                  Generally, vote FOR management proposals to reduce the par value of common stock.

                  Preemptive Rights

                  Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

                  Debt Restructurings

                  Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                  SHARE REPURCHASE PROGRAMS

                  Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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                  Tracking Stock

                  Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

         8.       EXECUTIVE AND DIRECTOR COMPENSATION

                  Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

                  Management Proposals Seeking Approval to Reprice Options

                  Generally, vote AGAINST management proposals seeking approval to reprice options.

                  DIRECTOR COMPENSATION

                  Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

                  Employee Stock Purchase Plans

                  Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

                  OBRA-Related Compensation Proposals:

                           AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

                           Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

                           AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

                           Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

                           AMENDMENTS TO INCREASE SHARES AND RETAIN TAX
                           DEDUCTIONS UNDER OBRA

                           Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

                           APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

                           Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

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                           SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR
                           PAY

                           Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

                           Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

                           GOLDEN AND TIN PARACHUTES

                           Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

                           Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

                           EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

                           Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

                           401(k) EMPLOYEE BENEFIT PLANS

                           Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

                           EXPENSING OF STOCK OPTIONS

                           Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

                           9. STATE OF INCORPORATION

                           VOTING ON STATE TAKEOVER STATUTES

                           Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

                           VOTING ON REINCORPORATION PROPOSALS

                           Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

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                           10. MERGERS AND CORPORATE RESTRUCTURINGS

                           MERGERS AND ACQUISITIONS

                           Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

                           CORPORATE RESTRUCTURING

                           Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

                           SPINOFFS

                           Votes on spinoffs should be considered on a CASE-BY-CASE basis.

                           ASSET SALES

                           Votes on asset sales should be made on a CASE-BY-CASE basis.

                           LIQUIDATIONS

                           Votes on liquidations should be made on a CASE-BY-CASE basis.

                           ADJOURNMENT

                           Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

                           APPRAISAL RIGHTS

                           Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

                           CHANGING CORPORATE NAME

                           Generally, vote FOR changing the corporate name.

                           11. MUTUAL FUND PROXIES

                           ELECTION OF DIRECTORS

                           Vote the election of directors on a CASE-BY-CASE basis.

                           CONVERTING CLOSED-END FUND TO OPEN-END FUND

                           Vote conversion proposals on a CASE-BY-CASE basis.

                           PROXY CONTESTS

                           Vote proxy contests on a CASE-BY-CASE basis.

                           INVESTMENT ADVISORY AGREEMENTS

                           Vote the investment advisory agreements on a
                           CASE-BY-CASE basis.
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                           APPROVING NEW CLASSES OR SERIES OF SHARES

                           Generally, vote FOR the establishment of new classes or series of shares.

                           PREFERRED STOCK PROPOSALS

                           Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

                           1940 ACT POLICIES

                           Vote these proposals on a CASE-BY-CASE basis.

                           CHANGING A FUNDAMENTAL RESTRICTION TO A
                           NONFUNDAMENTAL RESTRICTION

                           Vote these proposals on a CASE-BY-CASE basis.

                           CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO
                           NONFUNDAMENTAL

                           Generally, vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

                           NAME RULE PROPOSALS

                           Vote these proposals on a CASE-BY-CASE basis.

                           DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

                           Vote these proposals on a CASE-BY-CASE basis.

                           CHANGES TO THE CHARTER DOCUMENT

                           Vote changes to the charter document on a CASE-BY-CASE basis.

                           CHANGING THE DOMICILE OF A FUND

                           Vote reincorporations on a CASE-BY-CASE basis.

                           CHANGE IN FUND'S SUBCLASSIFICATION

                           Vote these proposals on a CASE-BY-CASE basis.

                           AUTHORIZING THE BOARD TO HIRE AND TERMINATE
                           SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

                           Generally, vote FOR these proposals.

                           DISTRIBUTION AGREEMENTS

                           Vote these proposals on a CASE-BY-CASE basis.

                           MASTER-FEEDER STRUCTURE

                           Generally, vote FOR the establishment of a master-feeder structure.

                           CHANGES TO THE CHARTER DOCUMENT

                           Vote changes to the charter document on a CASE-BY-CASE basis.

                           MERGERS

                           Vote merger proposals on a CASE-BY-CASE basis.

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                           ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

                           Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

                           REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

                           Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

                           TERMINATE THE INVESTMENT ADVISOR

                           Vote to terminate the investment advisor on a CASE-BY-CASE basis.

                           12. SOCIAL AND ENVIRONMENTAL ISSUES

                           These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

                           In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                           13. GLOBAL PROXIES

                           While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

                           Routine Management Proposals

                           Generally, vote FOR the following and other similar routine management proposals:

                  -        the opening of the shareholder meeting

                  - that the meeting has been convened under local regulatory requirements

                  -        the presence of quorum

                  -        the agenda for the shareholder meeting

                  -        the election of the chair of the meeting

                  - the appointment of shareholders to co-sign the minutes of the meeting

                  - regulatory filings (e.g., to effect approved share issuances)

                  - the designation of inspector or shareholder representative(s) of minutes of meeting

                  - the designation of two shareholders to approve and sign minutes of meeting

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                  -        the allowance of questions

                  -        the publication of minutes

                  -        the closing of the shareholder meeting

                  Discharge of Management/Supervisory Board Members

                  Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

                  Director Remuneration

                  CONSIDER DIRECTOR COMPENSATION PLANS ON A CASE-BY-CASE BASIS. GENERALLY, VOTE FOR PROPOSALS TO APPROVE THE REMUNERATION OF DIRECTORS AS LONG AS THE AMOUNT IS NOT EXCESSIVE AND THERE IS NO EVIDENCE OF ABUSE.

                  Approval of Financial Statements and Director and Auditor Reports

                  Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

                  Remuneration of Auditors

                  GENERALLY, VOTE FOR PROPOSALS TO AUTHORIZE THE BOARD TO DETERMINE THE REMUNERATION OF AUDITORS, UNLESS THERE IS EVIDENCE OF EXCESSIVE COMPENSATION RELATIVE TO THE SIZE AND NATURE OF THE COMPANY.

                  Indemnification of Auditors

                  GENERALLY, VOTE AGAINST PROPOSALS TO INDEMNIFY AUDITORS.

                  Allocation of Income and Dividends

                  Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

                  Stock (Scrip) Dividend Alternatives

                  Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

                  Debt Issuance Requests

                  When evaluating a debt issuance request, the issuing company's present financial

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                  situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

                  Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

                  Financing Plans

                  Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

                  Related Party Transactions

                  Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

                  Capitalization of Reserves

                  Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

                  Article Amendments

                  Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

                  Generally, vote FOR an article amendment if:

                  -        it is editorial in nature;

                  -        shareholder rights are protected;

                  - there is negligible or positive impact on shareholder value;

                  - management provides adequate reasons for the amendments; and

                  - the company is required to do so by law (if applicable).

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